UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On June 3, 2019, eHealthInsurance Services, Inc. (“ESI”), a wholly-owned subsidiary of eHealth, Inc., (the “Company”) entered into a Sublease Agreement (the “Sublease”) with Home Point Financial Corporation (the “Sublessor”) and an Office Lease (the “Lease”) with Precedent Lakeside Acquisitions, LLC (the “Landlord”) to lease office space located at 9190 Priority Way West Drive, Indianapolis, Indiana (the “Premises”) over a period of one hundred and twenty eight (128) months. Additional terms and conditions applicable to the Sublease were included in the Consent to Sublease entered by ESI, Sublessor and Landlord and approved by Company on June 3, 2019. ESI entered into the Sublease and the Lease to support the Company’s growth plans and to expand the Company’s presence in the eastern U.S. Pursuant to the Sublease, ESI leases approximately 56,276 rentable square feet of the Premises from Sublessor, consisting of 27,916 rental square feet in Suite 200 and 28,360 rentable square feet in Suite 300. The term of the Sublease commenced on June 3, 2019 with respect to Suite 300 and is expected to commence on July 1, 2019 with respect to Suite 200. The term of the Sublease shall terminate on October 31, 2022. The total base rent over the term of the Sublease is expected to be $2,808,043 and base rent will be abated for the first three months of occupancy of Suite 200 and Suite 300, respectively. Pursuant to the Lease, ESI leases approximately 81,515 rentable square feet of the Premises from Landlord, consisting of 25,239 rentable square feet in Suite 100, 27,916 rental square feet in Suite 200 and 28,360 rentable square feet in Suite 300. The term of the Lease shall commence on November 1, 2022 (following the termination of the Sublease) and end on January 31, 2030. The total base rent over the term of the Lease is expected to be $15,013,025. In addition to such monthly base rent, ESI will pay to the Landlord as additional rent certain operating expenses, insurance costs and taxes for each calendar year during the term of the Lease. The Landlord also agreed to contribute up to $1,925,323 toward the cost of such improvements.

The foregoing description of the terms of the Sublease and the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, the Lease and the Consent to Sublease, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The discussion contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

10.1	Sublease Agreement, dated June 3 2019, between Home Point Financial Corporation and eHealthInsurance Services, Inc.
10.2	Office Lease, dated June 3, 2019, between Precedent Lakeside Acquisitions, LLC and eHealthInsurance Services, Inc.
10.3	Consent to Sublease, dated June 3, 2019, between Home Point Financial Corporation, eHealthInsurance Services, Inc. and Precedent Lakeside Acquisitions, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2019	/s/ Derek N. Yung Derek N. Yung SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sublease Agreement, dated June 3 2019, between Home Point Financial Corporation and eHealthInsurance Services, Inc.
10.2	Office Lease, dated June 3, 2019, between Precedent Lakeside Acquisitions, LLC and eHealthInsurance Services, Inc.
10.3	Consent to Sublease, dated June 3, 2019, between Home Point Financial Corporation, eHealthInsurance Services, Inc. and Precedent Lakeside Acquisitions, LLC.